Exhibit 10.19.12
AMENDMENT NO. 11 TO
WAREHOUSE LOAN AGREEMENT
     AMENDMENT NO. 11 TO WAREHOUSE LOAN AGREEMENT, dated as of June 7, 2006 (this “Amendment”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the “Borrower”), the LENDERS party hereto, and CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (in such capacity, the “Agent). Capitalized terms used but not defined herein have the meaning set forth in the Warehouse Loan Agreement referred to below.
RECITALS:
     WHEREAS, the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the “Warehouse Loan Agreement”); and
     WHEREAS, the parties hereto desire to amend the Warehouse Loan Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
PART I
AMENDMENTS
     SUBPART 1.1 The definition of “Committed Amount” set forth in Section 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as follows:
“Committed Amount” means $375,000,000 or such lesser amount to which the Committed Amount may be reduced pursuant to Section 2.08.
     SUBPART 1.2 Schedule 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01 hereto.
PART II
MISCELLANEOUS
     SUBPART 2.1 Effectiveness. This Amendment becomes effective on the date on which the Agent has received signature pages to this Amendment duly executed by each party hereto (including each Lender).
     SUBPART 2.2 Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Warehouse Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

     SUBPART 2.3 Effect of Amendment. All provisions of the Warehouse Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Warehouse Loan Agreement (or in any other Transaction Document) to the Warehouse Loan Agreement shall be deemed to be references to the Warehouse Loan Agreement as amended hereby.
     SUBPART 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SUBPART 2.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SUBPART 2.6 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Warehouse Loan Agreement or any provision hereof or thereof.
[Signature Pages Follow]

2

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY
By:
Name:
Title:

TRINITY RAIL LEASING TRUST II
By:
Name:
Title:

CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York as Credit Suisse First Boston, New York Branch), as Agent and as a Committed Lender
By:
Name:
Title:

By:
Name:
Title:

GRAMERCY CAPITAL CORPORATION, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact
By:
Name:
Title:

By:
Name:
Title:

GREENWICH FUNDING CORPORATION, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact
By:
Name:
Title:

By:
Name:
Title:

ALPINE SECURITIZATION CORP, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact
By:
Name:
Title:

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender
By:
Name:
Title:

By:
Name:
Title:

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Lender
By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Lender
By:
Name:
Title:

GRESHAM RECEIVABLES (No. 3) Limited, as a Committed Lender
By:
Name:
Title:

SCHEDULE 1.01
Lenders and Commitments

			Original
	Commitment	Commitment	Commitment
Lender	Amount	Percentage	Date
Credit Suisse First Boston, New York Branch	100,000,000	26.66666666%	June 27, 2002

Dresdner Bank AG, New York Branch	100,000,000	26.66666666%	August 29, 2003

Coöperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch	100,000,000	26.66666666%	October 23, 2003

Gresham Receivables (No. 3) Limited	75,000,000	20.00000000%	October 20, 2005

Totals	375,000,000	100.0000%